EXHIBIT 4

                          The Initial Series of Shares
                                       Of

                                   IDEX Fund 3
                        (A Massachusetts Business Trust)

                          SHARES OF BENEFICIAL INTEREST

THIS CERTIFIES that        is the owner of        ACCOUNT NO.        ALPHA CODE

                                           *See Reverse For Certain Definitions

                                                 CUSIP  451912109

fully paid and non-assessable shares (without par value) of the initial series of IDEX Fund 3, a Massachusetts business trust (the "Trust"), which shares are established and designated under the Declaration of Trust dated April 25, 1986, and restated as of August 30, 1991, as amended from time to time (the "Trust Agreement"). The terms of the Trust Agreement, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, are hereby incorporated by reference as fully as if set down herein in their entirety. As provided in the Trust Agreement, the beneficial interest in the Series has been divided intoShares, and the Shares evidenced hereby represent the beneficial interest in an undivided proportionate part of the assets belonging to the Series subject to the liabilities belonging to the Series. Such Shares have the rights and preferences set forth in the Trust Agreement and the Trust will furnish the holder of this certificate upon written request and without charge a statement of such rights and preferences. THE SHARES EVIDENCED HEREBY ARE SUBJECT TO REDEMPTION BY THE TRUST pursuant to the procedures that may be determined by the Trustees in accordance with the Trust Agreement. This certificate is issued by the Trustees of the Trust not individually but as Trustees under the Trust Agreement, and represents shares of beneficial interest in the Series and does not bind any of the Trustees, shareholders, officers, employees or agents of the Trust personally but only the assets and property of the Series. Subject to the provisions of the Trust Agreement, the shares represented by this certificate are transferable upon the books of the Trust by the registered holder hereof in person or by its duly authorized attorney upon surrender of this certificate.

Witness the facsimile signature of the President and Treasurer of the Trust and the signature of its duly authorized agent.

                                  VOID IF NOT COUNTERSIGNED
                                  COUNTERSIGNED by Idex Investor Services, Inc. P.O. Box 9015, Clearwater, FL 34618-9015

                                  BY               TRANSFER AGENT
                                  -----------------------------------------
                                                    Authorized Signature

Dated

         /s/      Richard B. Franz                   /s/      G. John Hurley
         -------------------------                   -----------------------
                  Treasurer                                   President

-------------------------------------------------------------------------------

              PLEASE DETACH AND DISCARD UNLESS CHANGES ARE REQUIRED
                        THE INITIAL SERIES OF IDEX FUND 3

NUMBER IM                                                                SHARES

ACCOUNT NO.            ALPHA CODE            DEALER NO.             CONFIRM NO.

TRADE DATE                                   CONFIRM DATE      BATCH ID. NO.

                           CHANGE NOTICE: IF THE ABOVE INFORMATION IS INCORRECT OR MISSING. PLEASE PRINT THE CORRECT INFORMATION BELOW, AND RETURN TO:

                                          IDEX INVESTOR SERVICES, INC.
                                          P.O. BOX 9015
                                          CLEARWATER, FL 34618-9015
                                          TAX IDENT. OR SOC. SEC. NO.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full, according to the applicable laws or regulations:

TEN COM - as tenants in common        UNIF GIFTS/TRANSFERS MIN ACT -  CUSTODIAN
TEN ENT - as tenants by the entireties                               __________
JT TEN - as joint tenants with                                    (Cust) (Minor)
         right of survivorship           under Uniform Gifts/Transfers to Minors
         and not as tenants in common    Act____________
                                              (State)

                Additional abbreviations may also be used though
                             not in the above list.

FOR VALUE RECEIVED, ______________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

_______________________

_______________________

__________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

__________________________________________________________________________

__________________________________________________________________________SHARES

OF THE SHARES REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

__________________________________________________________________________

________________________________________________________________________ATTORNEY
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED ISSUER WITH FULL POWER OF SUBSTITUTION IN THE PREMISES

DATED,_____________

                                                _______________________________
                                                                          OWNER

                                                _______________________________
                                                SIGNATURE OF CO-OWNER, IF ANY

 IMPORTANT (BEFORE SIGNING, READ AND COMPLY CAREFULLY WITH NOTICE PRINTED ABOVE)

SIGNATURE(S) GUARANTEED BY:

___________________________________
NAME OF INSTITUTION


____________________________________
AUTHORIZED SIGNATURE
(GUARANTEE STAMP MUST BE INCLUDED)

                           NOTICE THE SIGNATURE TO THIS ASSIGNMENT MUST
                           CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

                           THIS SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION WHO MEETS THE STANDARDS AND PROCEDURES OF THE TRANSFER AGENT.